UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event: September 28, 2007
(date of earliest event reported)

NEXIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

033-22128D (Commission File Number)	84-1062062 (IRS Employer Identification Number)

59 West 100 South, Suite 200, Salt Lake City, Utah 84101
(Address of principal executive offices)

(801) 575-8073
(Registrant's telephone number, including area code)

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2007 the company entered into an agreement with Mr. Joseph Corso, Jr. to settle and satisfy all obligations of the Company a the 24% Series A Senior Subordinated Convertible Redeemable Debenture Due November 1, 2007 held by Mr. Corso.  In exchange for releasing all obligations represented by the Debenture, the Company will issue to Mr. Corso 200,000 shares of its Series C Preferred Stock.  The agreement provides that Mr. Corso shall limit his conversion of the preferred stock into 9.9% or less of the issued and outstanding common stock at any given time.  Upon delivery of the shares of Series C Preferred Stock the agreement will be fully performed.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On October 1 2007 the Company authorized the delivery to Mr. Joseph Corso, Jr. Two Hundred Thousand (200,000) shares of Series C Preferred Stock of the Company stated par value of $0.0001.   The issuances was authorized in final satisfaction of the “24% Series A Senior Subordinated Convertible Redeemable Debenture Due November 1, 2007” debenture held by Mr. Corso, the debenture has a face value of $200,000 and the debentures were originally issued in November of 2004.  Mr. Corso has been verified as an accredited investor as that term is defined by federal securities rules and regulations.  The transaction was handled as a private sale exempt from registration under Section 4(6) of the Securities Act of 1993.

ITEM 9.01                    Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Page No.	Description

                                                         NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of October, 2007.                               Nexia Holdings, Inc.

                                                                                    /s/ Richard Surber
Richard Surber, President

AGREEMENT AND GENERAL RELEASE

This Agreement and General Release is made and entered into between NEXIA HOLDINGS, INC. (Nexia), on the one hand and Joseph Corso, Jr. on the other hand. The above-named parties are referred to collectively hereinafter as  he Parties.

RECITALS

Whereas, certain obligations exist between the Parties;

Whereas, on November 1, 2004, Nexia granted to Corso a 24% Series A Senior Subordinated Convertible Redeemable Debenture Due November 1, 2007, in the face amount of $200,000, the “Debenture”

Whereas, the Parties now desire to resolve all claims, known and unknown, which may exist among them relating to, or arising out of, the Debenture.

Now therefore, in consideration of the above premises and the following covenants, it is hereby agreed as follows:

Purpose

1.
The Parties hereto understand, acknowledge, and agree that the execution of this Agreement constitutes a compromise of the obligations and debts that exist between them, that this Agreement is not to be considered as any finding of fact nor construed as an admission of wrongdoing or default by any party.

Reciprocal Obligation

2.	Nexia will issue 200,000 shares of its Series C Preferred Stock to Corso (the Settlement Shares). These shares would be delivered to Corso upon the final execution of this Agreement by both parties.
3.
The parties hereby agree and stipulation that it is their intention that the Settlement Shares are to be treated as part of the settlement of the obligation due to Corso under the terms of the Debenture and that Nexia’s obligation to satisfy that debt has existed since the creation of the Debenture on November 1, 2004 and that any calculation of the period during which Corso has been at risk shall begin as of that date.

4.
Corso hereby agrees that conversion of the Settlement Shares into common stock of Nexia shall be done such that any conversion does not result in the issuance of more than 9.9% of the issued and outstanding shares of common stock of Nexia in any single issuance and that Corso shall if requested certify that he is not a holder of common stock at the time of any requested conversion such that the conversion would make him a holder of more than 9.9% of Nexia’s issued and outstanding shares of common stock.

5.
The respective Parties have agreed to jointly draft and execute this Settlement Agreement and General Release, and after the language is finalized, to provide the other with a copy of the executed signature page with all due expediency.

6.
The Parties agree that payment made in the form of items 1 through 5 of this agreement by Nexia shall constitute full and complete settlement of all claims and obligations arising from, or related to the Debenture.                .

Release of Claims

7.
 Each party agrees for itself, its predecessors, successors, and assigns, to fully and unconditionally release and forever discharge the other party, including each party  successors, assigns, subsidiaries, affiliates, transferees, attorneys, representatives, agents, officers, directors, employees, insurers, and reinsurers, past, present, and future, from and on account of any and all claims, demands, actions, causes of action, or charges of any nature or kind whatsoever against the other party, whether known or unknown, asserted or unasserted, choate or inchoate, related to or arising out of the Debenture in any nature.

Advice of Counsel

10.
In executing this Agreement, the Parties acknowledge that they have been advised to consult with and have consulted with and had the advice of an attorney duly admitted to practice law prior to executing this Agreement and that they have voluntarily executed this Agreement after a careful and independent investigation, and not under fraud, duress, or undue influence.

Binding on Successors

11.	This Agreement shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors-in-interest, and assigns.

Integration

12.
All Parties hereby agree that this Agreement is the complete and exclusive statement of the mutual understanding of the Parties and supersedes and cancels all previous written and oral agreements and communications relating to the Debenture.

Interpretation

13.
The Parties hereby agree that no inference or rule of inference shall be made by reason of the fact that one Party caused this Agreement to be drafted. For purposes of interpretation of the Agreement, it shall be assumed that all Parties drafted each provision of the Agreement. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California.

Severability

14.
If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

Confidentiality

15.
The Parties hereto specifically acknowledge, affirm, agree, and intend on their own behalf and on the behalf of their attorneys and representatives, that the terms of this Agreement shall remain entirely confidential unless disclosure is required by the court, by law, any reporting requirements of the Securities and Exchange Commission, or otherwise necessary to carry out the terms and conditions of this Agreement.

No Waiver

16.
No failure to exercise, and no delay in exercising, on the part of any Party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any right hereunder.

Further Assistance

17.	Each of the parties shall hereafter execute all documents and take all actions that are reasonably necessary to effectuate the provisions of this Agreement.

18.
Corso further warrants and certified that he is at the time of the execution of this Agreement an accredited investor as that term is defined by the SEC and that he is fuly informed of the nature and risk of his investment in Nexia as represented by the terms of this Agreement.

Waiver of Claims

18.
The Parties hereby acknowledge that there is a risk that subsequent to the execution of this Agreement. They will discover, incur, or suffer claims which were unknown or anticipated at the time this Agreement was executed, which, if known on the date this Agreement is executed, may have materially affected their decision to execute this Agreement. The Parties expressly assume the risk of such unknown and unanticipated claims and agree that this Agreement and the general release contained herein apply to all such known or unknown or unanticipated claims.

Attorney Fees

19.
If any actual controversy arises as to the enforcement of any provision of this Agreement, the prevailing party, in any action or arbitration to enforce this Agreement, shall be entitled to recover all costs and expenses including, without limitation, attorney fees.

Execution in Counterparts

20.
The Parties agree that this Agreement may be executed in counterparts. The Parties further agree that, in order to expeditiously effect the execution of this Agreement, a facsimile transmission of the signature pages will be deemed an original.

    Therefore, the signatures below constitute an express of the Parties, and each of them, that this Agreement is agreed to and binding as of the date of execution:

NEXIA HOLDINGS, INC.

By: /s/ Richard Surber       Dated: September 28, 2007
Its: CEO

JOSEPH CORSO, JR..

By: /s/ Joseph Corso. Jr.   Dated: September 28, 2007